UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 24, 2007
THE TIMBERLAND COMPANY

(Exact name of Registrant as Specified in Charter)

DELAWARE	1-9548	02-0312554

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Domain Drive, Stratham, NH	03885

(Address of Principal Executive Offices)	(Zip Code)
(603) 772-9500

(Registrant’s telephone number, including area code)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)     Departure of Directors or Certain Officers
         Effective September 24, 2007, Scott C. Thresher, President—Industrial, voluntarily resigned from the Company.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits.
None.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY
Date: September 24, 2007	By:	/s/ John Crimmins
		Name:	John Crimmins
		Title:	Chief Financial Officer